UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 3, 2018

Discovery, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34177	35-2333914
(State or other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)

One Discovery Place Silver Spring, Maryland	20910
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 240-662-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
On April 3, 2018, Discovery Communications, LLC (“DCL”), a wholly-owned subsidiary of Discovery, Inc. (“Discovery”), completed its previously announced offers to exchange (the “exchange offers”):

•	newly issued 2.750% Senior Notes due 2019 of DCL (the “2019 Notes”) for any and all of Scripps Networks Interactive, Inc.’s (“Scripps”) outstanding 2.750% Senior Notes due 2019;

•	newly issued 2.800% Senior Notes due 2020 of DCL (the “2020 Notes”) for any and all of Scripps’ outstanding 2.800% Senior Notes due 2020;

•	newly issued 3.500% Senior Notes due 2022 of DCL (the “2022 Notes”) for any and all of Scripps’ outstanding 3.500% Senior Notes due 2022;

•	newly issued 3.900% Senior Notes due 2024 of DCL (the “2024 Notes”) for any and all of Scripps’ outstanding 3.900% Senior Notes due 2024; and

•
newly issued 3.950% Senior Notes due 2025 of DCL (the “2025 Notes” and, together with the 2019 Notes, the 2020 Notes, the 2022 Notes and the 2024 Notes, the “Notes”) for any and all of Scripps’ outstanding 3.950% Senior Notes due 2025.

The exchange offers were made pursuant to the confidential Offering Memorandum and Consent Solicitation Statement, dated March 5, 2018.
The Notes were issued pursuant to an indenture, dated as of August 19, 2009, among DCL, Discovery and U.S. Bank National Association, as trustee (the “base indenture”), as supplemented by the fifteenth supplemental indenture, dated as of April 3, 2018, among DCL, Discovery, Scripps and U.S. Bank National Association, as trustee. The base indenture and the fifteenth supplemental indenture contain certain covenants, events of default and other customary provisions.
The 2019 Notes bear interest at a rate of 2.750% per year and will mature on November 15, 2019. The 2020 Notes bear interest at a rate of 2.800% per year and will mature on June 15, 2020. The 2022 Notes bear interest at a rate of 3.500% per year and will mature on June 15, 2022. The 2024 Notes bear interest at a rate of 3.900% per year and will mature on November 15, 2024. The 2025 Notes bear interest at a rate of 3.950% per year and will mature on June 15, 2025.
Interest on the 2019 Notes and the 2024 Notes is payable semiannually in arrears on May 15 and November 15 of each year beginning on May 15, 2018. Interest on the 2020 Notes, the 2022 Notes and the 2025 Notes is payable semiannually in arrears on June 15 and December 15 of each year commencing on June 15, 2018.
Prior to the applicable par call date, DCL may, at its option, redeem some or all of the Notes at any time and from time to time by paying a make-whole premium, plus accrued and unpaid interest, if any, to the date of redemption. On and after the applicable par call date, DCL may redeem the Notes at its option, in whole at any time or in part, from time to time, at a redemption price equal to 100% of the principal amount of the applicable series of Notes to be redeemed, plus accrued and unpaid interest on the principal amount being redeemed to the date of redemption.
The par call date for the 2019 Notes is October 15, 2019. The par call date for the 2020 Notes is May 15, 2020. The par call date for the 2022 Notes is April 15, 2022. The par call date for the 2024 Notes is August 15, 2024. The par call date for the 2025 Notes is March 15, 2025.
The Notes are unsecured and rank equally in right of payment with all of DCL’s other unsecured senior indebtedness. The Notes are fully and unconditionally guaranteed on an unsecured and unsubordinated basis by Discovery and Scripps and will be fully and unconditionally guaranteed on an unsecured and unsubordinated basis by all of Discovery’s future domestic subsidiaries that guarantee DCL’s obligations under its revolving credit facility.

The foregoing descriptions of the Notes, the base indenture and the fifteenth supplemental indenture are summaries only and are qualified in their entirety by reference to the full text of such documents. The base indenture, which was filed as Exhibit 4.1 to Discovery’s Current Report on Form 8-K on August 19, 2009, and the fifteenth supplemental indenture, which is filed as Exhibit 4.1 hereto, are incorporated herein by reference.
Registration Rights Agreement
In connection with the issuance of the Notes, DCL, Discovery and Scripps entered into a registration rights agreement, dated as of April 3, 2018 (the “Registration Rights Agreement”), with Goldman Sachs & Co. LLC, as dealer manager. Pursuant to the Registration Rights Agreement, DCL has agreed (1) to use its commercially reasonable efforts to consummate an exchange offer to exchange the Notes for registered notes containing terms substantially similar in all material respects to the Notes (except that the new exchange notes will not be subject to transfer restrictions or any increase in annual interest rate) and evidencing the same indebtedness as the Notes and (2) if Discovery determines that a registered exchange offer is not available or other specified circumstances occur, to have a shelf registration statement declared effective with respect to resales of the Notes.  If DCL fails to satisfy the foregoing obligations under the registration rights agreement within 365 days of the issue date of the Notes, it will be required to pay additional interest to the holders of the Notes under certain circumstances.
The foregoing description of the Registration Rights Agreement is a summary only and is qualified in its entirety by reference to the full text of such document.  The Registration Rights Agreement is filed as Exhibit 4.2 hereto and is incorporated herein by reference.
Fourteenth Supplemental Indenture
On April 2, 2018, DCL, Discovery, Scripps and U.S. Bank National Association, as trustee, entered into a fourteenth supplemental indenture to the base indenture. The fourteenth supplemental indenture was entered into to add Scripps as a guarantor of DCL’s obligations under the eleventh supplemental indenture, dated as of September 21, 2017, with respect to its 2.200% Senior Notes due 2019, 2.950% Senior Notes due 2023, 3.950% Senior Notes due 2028, 5.000% Senior Notes due 2037 and 5.200% Senior Notes due 2047, the twelfth supplemental indenture, dated as of September 21, 2017, with respect to its Floating Rate Senior Notes due 2019 and the thirteenth supplemental indenture, dated as of September 21, 2017, with respect to its 2.500% Senior Notes due 2024.
The foregoing description of the fourteenth supplemental indenture is a summary only and is qualified in its entirety by reference to the full text of such document. The fourteenth supplemental indenture is filed as Exhibit 4.3 hereto and is incorporated herein by reference.
Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information contained in Item 1.01 is incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Exhibit
4.1	Fifteenth Supplemental Indenture, dated as of April 3, 2018, among Discovery Communications, LLC, Discovery, Inc., Scripps Networks Interactive, Inc. and U.S. Bank National Association, as trustee.
4.2	Registration Rights Agreement, dated as of April 3, 2018, among Discovery Communications, LLC, Discovery, Inc. and Goldman Sachs & Co. LLC, as dealer manager.
4.3	Fourteenth Supplemental Indenture, dated as of April 2, 2018, among Discovery Communications, LLC, Discovery, Inc., Scripps Networks Interactive, Inc. and U.S. Bank National Association, as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Discovery, Inc.

April 4, 2018	By:	/s/ Bruce Campbell
Bruce Campbell Chief Development, Distribution & Legal Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
4.1	Fifteenth Supplemental Indenture, dated as of April 3, 2018, among Discovery Communications, LLC, Discovery, Inc., Scripps Networks Interactive, Inc. and U.S. Bank National Association, as trustee.
4.2	Registration Rights Agreement, dated as of April 3, 2018, among Discovery Communications, LLC, Discovery, Inc. and Goldman Sachs & Co. LLC, as dealer manager.
4.3	Fourteenth Supplemental Indenture, dated as of April 2, 2018, among Discovery Communications, LLC, Discovery, Inc., Scripps Networks Interactive, Inc. and U.S. Bank National Association, as trustee.